INVENTORIES	12 Months Ended
Mar. 31, 2023
Inventories [Abstract]
INVENTORIES	INVENTORIES

	2023	2022
Work in progress	$282.4	$291.5
Raw materials, supplies and manufactured products	301.0	228.3
Total inventories	$583.4	$519.8

During the year ended March 31, 2023, the use of inventory recognized in cost of sales amounted to $494.0 million (2022 ⁃ $413.9 million), and the impairment of inventories to net realizable value amounted to $5.6 million (2022 – $5.2 million).